                                                                  Exhibit 10(ci)


                                AMENDMENT NO. 4
                                     TO THE
            NACCO MATERIALS HANDLING GROUP, INC. PROFIT SHARING PLAN
            --------------------------------------------------------

                 NACCO Materials Handling Group, Inc. hereby adopts this Amendment No. 4 to the NACCO Materials Handling Group, Inc. Profit Sharing Plan (as amended and restated effective November 1, 1992) (the "Plan"). The provisions of this Amendment shall be effective as of the dates specified herein. Words and phrases used herein with initial capital letters which are defined in the Plan are used herein as so defined.


                                   Section 1
                                   ---------

                 The first paragraph of the Preamble to the Plan is hereby amended (a) by adding the words "and Code Section 401(k) and 401(m) portion" prior to the words "of the Yale Materials" in the second sentence thereof, effective November 1, 1992, and (b) by adding the following sentences to the end thereof, effective December 1, 1994:

                 "In addition, effective December 31, 1993, NACCO Industries, Inc. adopted the profit sharing portion of the Plan for the benefit of certain of its employees. Effective December 1, 1994, NACCO Industries, Inc. adopted the Code Section 401(k) and 401(m) portion of the Plan for the benefit of certain of its employees and the account balances of such NACCO Industries, Inc. employees under the North American Coal Corporation Retirement Savings Plan were transferred to the Plan."


                                   Section 2
                                   ---------

                 Effective December 1, 1994, Section 1.1(6) of the Plan is hereby amended by adding the following sentence to the end thereof:

                          "Notwithstanding the foregoing, a Beneficiary
                 designation made by a NACCO Participant prior to November 30, 1994 under the North American Coal Corporation Retirement Savings Plan, shall remain effective under this Plan until changed in accordance with the procedures set forth in this Subsection."


                                   Section 3
                                   ---------

                 A new Section 1.1(29A) is hereby added to the Plan immediately following Section 1.29 of the Plan, to read as follows:

                          "(29A)   NACCO Contributions:  Contributions made by
                 or for NACCO Participants under the North American Coal Corporation Retirement Savings Plan that were subsequently transferred to this Plan.

                                   Section 4
                                   ---------

                 A new Section 1.1(29B) is hereby added to the Plan immediately following Section 1.29A of the Plan, to read as follows:

                          "(29B)   NACCO Participant:  A person who had a Code
                 Section 401(k) account balance under The North American Coal Corporation Retirement Savings Plan as of November 30, 1994 that was transferred to the Plan effective December 1, 1994."


                                   Section 5
                                   ---------

                 Effective December 1, 1994, Section 2.2 of the Plan is hereby amended by adding a new Subsection (5) thereto, to read as follows:

                          "(5)  Notwithstanding the foregoing, a NACCO
                 Participant shall become a Participant in this Plan on December 1, 1994."


                                   Section 6
                                   ---------

                 Effective December 1, 1994, Section 2.3 of the Plan, as amended by Amendment No. 2 to the Plan, is hereby amended by deleting therefrom the words "(other than a Covered Employee who is a salaried Employee of NACCO Industries, Inc.)".


                                   Section 7
                                   ---------

                 Effective December 1, 1994, Section 2.3 of the Plan is hereby further amended by adding the following sentence to the end thereof:

                 "Notwithstanding the foregoing, any and all elections made by NACCO Participants under the North American Coal Corporation Retirement Savings Plan with regard to Participant Contributions and investment directions or any other authorizations similarly made by a NACCO Participant shall remain effective under this Plan until changed in accordance with the procedures described in Sections 3.4 and 5.5 of the Plan, as applicable."


                                   Section 8
                                   ---------

                 Effective December 1, 1994, Section 3.4 of the Plan is hereby amended by adding the words ", or by a NACCO Participant pursuant to an election or designation made under the North American Coal Corporation Retirement Savings Plan" prior to the words "shall continue in effect,".

                                   Section 9
                                   ---------

                 Effective December 1, 1994, the first sentence of Section 3.7 of the Plan is hereby amended by adding the words "; provided, however, that the amount of Employer Matching Contributions made for a NACCO Participant is an amount equal to 50% of the first 5% of Before-Tax Contributions made for such Participant" after the words "2% of each such Participant's Compensation".


                                   Section 10
                                   ----------

                 Effective December 1, 1994, Section 3.8 of the Plan is hereby amended by adding the words "; provided, however, that each NACCO Participant shall be credited with a portion of the Employer Matching Contribution equal to 50% of the first 5% of Before-Tax Contributions" after the words "such payroll period".


                                   Section 11
                                   ----------

                 Effective as of November 1, 1992, Section 3.11(3) of the Plan (related to certain additional Profit Sharing Contributions) is hereby deleted in its entirety.


                                   Section 12
                                   ----------

                 Effective December 1, 1994, Section 5.2 of the Plan is hereby amended to add the following words "and (8) NACCO Contributions" after the words "(7) Rollover Contributions".


                                   Section 13
                                   ----------

                 Effective December 1, 1994, Section 5.5 of the Plan is hereby amended to add Subsection (3) thereto, to read as follows:

                          "(3)  Notwithstanding the foregoing Subsections of
                 this Section, any and all elections made under the North American Coal Corporation Retirement Savings Plan by a NACCO Participant with regard to investment directions will shall be effective under this Plan until changed in accordance with the provisions of this Section."


                                   Section 14
                                   ----------

                 Effective December 1, 1994, Section 6.3 of the Plan is hereby amended by adding a new Subsection (4) thereto, to read as follows:

                          "(4)  Notwithstanding any other provisions of this
                 Article, distributions of NACCO Contributions under the Plan shall be subject to the terms and conditions of Section 6.3 of The North American Coal Corporation Retirement Savings Plan, as such Section was in effect on November 30, 1994."

                                   Section 15
                                   ----------

                 Effective December 1, 1994, Section 6.8 of the Plan is hereby amended by adding a new Subsection (6) thereto, to read as follows:

                          "(6)  Notwithstanding any other provision of this
                 Plan, withdrawals from a NACCO Contributions Sub-Account by a NACCO Participant shall be subject to the terms and conditions of Section 6.6 of The North American Coal Corporation Retirement Savings Plan, as such Section was in effect on November 30, 1994."


                                   Section 16
                                   ----------

                 Effective December 1, 1994, Section 6.9 of the Plan is hereby amended (a) by adding the words "; provided, however, that this sentence is not applicable to withdrawals made by NACCO Participants" after "Prior Employer Stock Fund" at the end of the second sentence of Subsection (1) thereof, and
(b) by amending Subsection (2) thereof in its entirety, to read as follows:

                 "(2) Distributions and withdrawals shall be made in the form of cash payments. Notwithstanding the foregoing, distributions and withdrawals of the portion of a Participant's Account invested in the Prior Employer Stock Fund shall be made in whole shares of Eaton Corporation common stock with the value of any fractional shares being distributed in cash; provided, however that the second sentence of this Subsection is not applicable to NACCO Participants."


                                   Section 17
                                   ----------

                 Effective December 1, 1994, Section 6.10 of the Plan is hereby amended by adding a new Subsection (6) thereto, to read as follows:

                          "Notwithstanding any other provision of the Plan,
                 loans to NACCO Participants, outstanding as of November 30, 1994, shall continue to be subject to and construed under the terms originally applicable to such loans."


                                   Section 18
                                   ----------

                 Effective December 1, 1994, Section 14.1 of the Plan is amended in its entirety to read as follows:

                 "14.1 Right to Amend. The Company has reserved, and does hereby reserve, the right to amend at any time and from time to time, by action of the Nominating, Organization and Compensation Committee of the Board of Directors, any or all of the provisions of the Plan (including any Instrument of Adoption), without the consent of any other Employer or any Employee, Participant or Beneficiary or other person. In addition, each other Employer shall have the right to amend, at any time and from time to time, by action of its Nominating,

Organization and Compensation Committee of the Board of Directors, any or all of the provisions of any Instrument of Adoption executed by it, with the consent of the Company but without the consent of any other Employer or Employee, Participant or Beneficiary or other person. The Trust Agreement may be amended in the manner and to the extent provided therein."


                                   Section 19
                                   ----------

                 Effective December 1, 1994, Section 14.2 of the Plan is amended in its entirety to read as follows:

                 "14.2 Procedure. Any amendment of the Plan (1) shall be expressed in an instrument executed by an officer of the Company or the Employer, as applicable under Section 14.1, by action of the Nominating, Organization and Compensation Committee of the Board of Directors and filed with the Trustee, (2) shall become part of the Plan and (3) shall become effective as of the date designated in such instrument. If no effective date of an amendment is designated, such amendment shall become effective on the date of the execution of the amendment."


                                   Section 20
                                   ----------

                 Effective December 1, 1994, Section 15.1 of the Plan is amended in its entirety to read as follows:

                 "15.1 Right to Terminate or Withdraw. (1) The Company has reserved, and does hereby reserve, the right by action of the Nominating, Organization and Compensation Committee of the Board of Directors to terminate the Plan at any time, without the consent of any other Employer or any Employee, Participant, Beneficiary or other person, either in whole or in part as to any designated group of Employees (including former Employees) and their Beneficiaries. Any such termination shall be expressed in an instrument executed by an officer of the Company on the order of the Nominating, Organization and Compensation Committee of the Board of Directors and filed with the Trustee and shall (except as may otherwise be required by applicable law) become effective as of the date designated in such instrument or, if no effective date is so designated, on the date of the execution of such instrument.

                 "(2) Any Employer other than the Company which adopts the Plan may elect separately to withdraw from the Plan, either in whole or as to any designated group of its Employees (including former Employees) and their Beneficiaries. Such withdrawal shall be expressed in an instrument executed by the withdrawing Employer on the order of its Nominating, Organization and Compensation Committee of the Board of Directors and filed with the Company and the Trustee and shall become effective as of the date designated in such instrument or, if no such effective date is so designated in such instrument, on the later of the date of the execution of the instrument or approval thereof by the Company. No such withdrawal shall decrease the amount of Employer Contributions to be made by the Employer on account of periods preceding the withdrawal. The interests in the Trust Fund of Participants who are or were Employees of the withdrawing Employer shall be distributed as provided in
Article VI."

                                   Section 21
                                   ----------

                 Effective as of November 1, 1992, Section 16.7 of the Plan is hereby amended (a) to substitute the words "16.6(2) for the words "Section 14.6(a)" in Subsection (a) thereof, and (b) to substitute the words "Section 4.9(1)" for the words "Section 4.10(1)" in Subsection (b) thereof.




                 Executed this 30th day of November, 1994.


                                           NACCO MATERIALS HANDLING GROUP, INC.



                                        By: Charles A. Bittenbender
                                            ---------------------------------
                                                Title: Assistant Secretary
                                                       ----------------------